Trade and other payables	12 Months Ended
Jun. 30, 2025
Trade And Other Payables
Trade and other payables

16. Trade and other payables

Trade and other payables consist of the following:

	Consolidated Group
	2025 A$	2024 A$
Trade payables	246,676	509,781
Goods and services taxes (GST) payable	39,648	10,233
Sundry payables	96,149	459,424
Deferred consideration	-	162,448
	382,473	1,141,886

All amounts are short term. The carrying values of trade payables is considered to be a reasonable approximation of fair value.

Prior year amounts relating to goods and services taxes receivable ($110,617) have been reclassified from “Trade and other receivables” for consistency with the current year presentation. The effect of this reclassification is to show the net goods and services taxes payable and had no effect on the reported results of operations.